CALVERT INCOME FUND PROSPECTUS
January 31, 1999
Revised April 30, 1999


About the Fund:
2    Investment objective, strategy, past performance
4    Fees and Expenses
6    Principal Investment Practices and Risks
About Your Investment
1    Portfolio Manager
1    Advisory Fees
11   How to Buy Shares
11   Getting Started
14   Distribution and Service Fees
15   Account Application
16   Important - How Shares are Priced
16   When Your Account Will be Credited
16   Other Calvert Group Features
     (Exchanges, Minimum Account Balance, etc.)
19   Dividends, Capital Gains and Taxes
21   How to Sell Shares
22   Financial Highlights
25   Exhibit A. Reduced Sales Charges
27   Exhibit B- Service Fees and
     Other Arrangements with Dealers






These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Calvert Income Fund

Advisor:          Calvert Asset Management Company, Inc.

Objective
Calvert Income Fund seeks to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Principal investment strategies
The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its assets in investment grade debt securities.

Principal risks
You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

      The bond market goes down.
      The individual bonds in the Fund do not perform as well as expected.
      The Advisor's forecast as to interest rates is not correct.
      The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
      The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table
The bar chart and table below show the Fund's annual returns and its long-term performance. The chart shows how the performance of the shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index. This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB Rated Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the index and average used for comparison in the table.

Bar Chart with Year-by-Year Total Return
(at NAV)
1989          15.08%       1994         -6.83%
1990          4.23%        1995         18.65%
1991          18.20%       1996         3.61%
1992          7.43%        1997         11.40%
1993          12.27%       1998         10.48%

Best Quarter (of periods shown)       Q2 '89     7.38%
Worst Quarter (of periods shown)      Q1 '94     (4.56)%

Average annual total returns (for the periods ended December 31, 1998) (with maximum sales charge deducted)
                                    1 year     5 years    10 years
Income Fund                         5.79%      5.34%      8.54%
Lipper Aggregate Bond
Index TR                            8.69%      7.27%      9.26%
Lipper Corporate Debt Funds
BBB Rated Index                     5.98%      6.92%      8.93%

For current yield information call 800-368-2745, or visit Calvert Group's Website at www.calvertgroup.com

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

Maximum sales charge (load) imposed on purchases                     3.75%
         (as a percentage of offering price)
Maximum deferred sales charge (load)                                 None1
         (as a percentage of purchase or redemption proceeds, whichever is lower)

Annual fund operating expenses
Management fees                                                      0.70%
Distribution and service (12b-1) fees                                0.15%
Other expenses                                                       0.60%
Total annual fund operating expenses                                 1.45%
Fee waiver and/or expense reimbursement                                 -
Net Expenses                                                         1.45%


Explanation of Fees and Expenses Table
1 Purchases of shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 1.0% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares")

Annual Fund Operating Expenses are based on historical expenses. Management fees include any administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc. ("CAMCO").

The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD").

Example
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

          You invest $10,000 in the Fund for the time periods indicated; Your investment has a 5% return each year; and The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1                                           $517
3                                           $816
5                                           $1,137
10                                          $2,045

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Principal Investment Practices and Risks
The most concise description of the Fund's risk profile is under the risk-return summary. The Fund is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of these other principal investments and techniques, along with their risks.

For each of the investment practices listed, the table below shows the Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table
@        Fund currently uses
0        Permitted, but not typically used
         (% of assets allowable, if restricted)
--       Not permitted
xN       Allowed up to x% of Fund's net assets
xT       Allowed up to x% of Fund's total assets
NA       Not applicable to this type of fund
Investment Practices
-------------------------------------------------------------- -------
Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a
fund to have higher portfolio turnover compared to other       @
funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Fund's tax liability. Risks: Opportunity, Market and Transaction.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Temporary Defensive Positions. During adverse market,
economic or political conditions, the Fund may depart from
its principal investment strategies by increasing its          0
investment in U.S. government securities and other short-term interest-bearing securities. Risks: Opportunity.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Hedging Strategies. The use of short sales of US Treasury
securities for the limited purpose of hedging the Fund's
duration (duration is a measure of the interest                @
rate-sensitivity of the Fund Any short sales are "covered"
with an equivalent amount of high quality; liquid securities in a segregated account at the Fund's custodian. Risks:
Correlation, Management and Opportunity.
-------------------------------------------------------------- -------

-------------------------------------------------------------- -------
Conventional Securities
Foreign Securities. Securities issued by companies located
outside the U.S. and/or traded primarily on a foreign          30N
exchange. Risks: Market, Currency, Transaction, Liquidity,
Information and Political.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Investment grade bonds. Bonds rated BBB/Baa or higher or
comparable unrated bonds. Risks: Interest Rate, Market and     @
Credit.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Below-investment grade bonds. Bonds rated below BBB/Baa or
comparable unrated bonds are considered junk bonds. They are   35N
subject to greater credit risk than investment grade bonds.
Risks: Credit, Market, Interest Rate, Liquidity and
Information.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Unrated debt securities. Bonds that have not been rated by a
recognized rating agency; the Advisor has determined the       @
credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

-------------------------------------------------------------- -------
Illiquid securities. Securities which cannot be readily sold
because there is no active market. Risks: Liquidity, Market    15N
and Transaction.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Unleveraged Derivative Securities
Asset-backed securities. Securities are backed by unsecured
debt, such as credit card debt. These securities are often     @
guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Mortgage-backed securities. Securities are backed by pools
of mortgages, including passthrough certificates, and other    @
senior classes of collateralized mortgage obligations
(CMOs). Risks: Credit, Extension, Prepayment, Liquidity and
Interest Rate.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Participation interests. Securities representing an interest
in another security or in bank loans. Risks: Credit,           0
Interest Rate and Liquidity.
-------------------------------------------------------------- -------

-------------------------------------------------------------- -------
Leveraged Derivative Instruments
Currency contracts. Contracts involving the right or
obligation to buy or sell a given amount of foreign currency   0
at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Options on securities and indices. Contracts giving the
holder the right but not the obligation to purchase or sell
a security (or the cash value, in the case of an option on
an index) at a specified price within a specified time. In     5T
the case of selling (writing) options, the Fund will write call options only if they already own the security (if it is "covered"). Risks: Interest Rate, Currency, Market,
Leverage, Correlation, Liquidity, Credit and Opportunity.

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price
on a specific future date. Risks: Interest Rate, Currency,     0
Market, Leverage, Correlation, Liquidity and Opportunity.      5N

-------------------------------------------------------------- -------
-------------------------------------------------------------- -------
Structured securities
Indexed and/or leveraged mortgage-backed and other debt
securities, including principal-only and interest-only         0
securities, leveraged floating rate securities, and others.
These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage,
Liquidity and Correlation.

-------------------------------------------------------------- -------

The Fund has additional investment policies and restrictions that are not principal to its investment strategies (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities and short sales.) These policies and restrictions are discussed in the SAI.

Types of Investment Risk

Correlation risk

This occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk

This risk exists in all mutual funds and means that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk

The risk that exists in all mutual funds and is the risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

ABOUT CALVERT GROUP
CAMCO (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814) is the Fund's investment advisor and provides day-to-day investment management services to the Fund. It has been managing mutual funds since 1976. CAMCO is the investment advisor for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 1998, CAMCO had $6 billion in assets under management.

CAMCO uses a team approach to its management of the Fund. Since February 11, 1995, investment selections for the Fund have been made by a committee of the Advisor's fixed-income portfolio managers. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

Advisory Fees
The annual advisory fee paid to CAMCO by the Fund for the most recent fiscal year was 0.70% of the Fund's average daily net assets. Effective March 1, 1999, the advisory fee is 0.40% of the average daily net assets.

A Word About the Year 2000 (Y2K) and Our Computer Systems
Like other mutual funds, CAMCO and its service providers use computer systems for all aspects of our business -- processing shareholder and fund transactions, fund accounting, executing trades, and pricing securities just to name a few. Many current software programs cannot distinguish between the year 2000 and the year 1900. This can cause problems with retirement plan distributions, dividend payment software, transaction software, and numerous other areas that could impact the Fund. Calvert Group has been reviewing all of its computer systems for Y2K compliance. Although, at this time, there can be no assurance that there will be no negative impact on the Fund, the Advisor, the underwriter, transfer agent and custodian have advised the Fund that they have been actively working on any necessary changes to their computer systems to prepare for Y2K and expect that their systems, and those of their outside service providers, will be adapted in time for that event. For more information, please visit our website at www.calvertgroup.com.

HOW TO BUY SHARES

Getting Started - Before You Open an Account

         First, decide which fund or funds best suits your needs and your goals.

         Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

You will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the sales charge will be lower. For example, if you invest more than $50,0003, or if your cumulative purchases or the value in your account is more than $50,000, then the sales charge is reduced to 3.00%.

Your investment in                    Sales Charge %        % of Amt.
                                      of offering price     Invested
Less than $50,000                         3.75%               3.90%
$50,000 but not less than $100,000        3.00%               3.09%
$100,000 but not less than $250,000       2.25%               2.30%
$250,000 but not less than $500,000       1.75%               1.78%
$500,000 but not less than $1,000,000     1.00%               1.01%
$1,000,000 and over                       None*               None*

3 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase of shares.

* Purchases of shares at NAV for accounts with $1,000,000 or more are subject to a one year CDSC of 1.00%. See the "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

A minimum account balance of $1,000 is required.

Calculation of Contingent Deferred Sales Charge
Any CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

Distribution and Service Fees
The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by the Fund for the most recent fiscal year.

Maximum Payable Under Plan/Amount Actually Paid

Income
0.50%/0.15%

NEXT STEP - ACCOUNT APPLICATION

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your broker or our shareholder services department at 800-368-2748.

FOR CLASS A
Minimum To Open an Account          Minimum additional
                                    Investments
$2,000                              $250

Please make your check payable      Calvert Group
to the Fund and mail it to:         PO Box 419544 (new accounts
                                    - include application)
                                    PO Box 419739 (subsequent
                                    investments - include investment slip)
                                    Kansas City, MO 64141-6544

By Registered,                      Calvert Group
Certified, or                       c/o NFDS
Overnight Mail                      330 West 9th Street
                                    Kansas City, MO 64105-1807

At the Calvert Office               Visit the Calvert Office to make
                                    investments by check. See the back
                                    cover page for the address.

IMPORTANT - HOW SHARES ARE PRICED
The price of shares is based on the Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Fund is open for business each day the NYSE is open.

The Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED
Your purchase will be processed at the next NAV calculated after your order is received and accepted. All of your purchases must be made in US dollars and checks must be drawn on US banks. No cash will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. If your check does not clear your bank, your purchase will be canceled and you will be charged a $10 fee plus any costs incurred. Check or electronic funds transfer purchases will be on hold for up to 10 business days. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

OTHER CALVERT GROUP FEATURES

CALVERT INFORMATION NETWORK
For 24 hour performance and account information call 800-368-2745 or visit http://www.calvertgroup.com
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

ACCOUNT SERVICES
By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

CALVERT MONEY CONTROLLER
Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

TELEPHONE TRANSACTIONS
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

EXCHANGES
Calvert Group offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert
Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Fund during any six-month period will be given written notice and may be prohibited from placing additional investments. This policy does not prohibit a shareholder from redeeming shares of any Fund, and does not apply to trades solely between money market funds.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

COMBINED GENERAL MAILINGS (Householding)
Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. You may request further grouping of accounts to receive fewer mailings. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

SPECIAL SERVICES AND CHARGES
The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid in cash by check or by Calvert Money Controller. Dividends and distributions from any Calvert Group Fund may be automatically invested in an identically registered account in any other Calvert Group Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes
In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received and accepted (less any applicable CDSC). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Follow these suggestions to ensure timely processing of your redemption request:
By Telephone - call 800-368-2745
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests
Calvert Group, P.O. Box 419544, Kansas City, MO 64141-6544

Your letter should include your account number and Fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic Check Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.

Corporations and Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee) with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Dealer
Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert Group and may charge you for services provided.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share by Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Financial Highlights

Calvert Income Fund

                                              Years Ended September 30,
Class A Shares                          1998            1997           1996
Net asset value, beginning            $17.20          $16.47         $16.82
Income from investment
 operations
Net investment income                   1.02            1.02           1.01
Net realized and unrealized
gain (loss)                              .61             .74          (.32)
     Total from investment
operations                              1.63            1.76            .69
Distributions from
Net investment income                 (1.01)          (1.02)         (1.01)
Net realized gain                      (.65)           (.01)              -
In excess of net realized gain             -               -          (.03)
Total distributions                   (1.66)          (1.03)         (1.04)
Total increase (decrease) in net
 asset value                           (.03)             .73          (.35)
Net asset value, ending               $17.17          $17.20         $16.47

Total return*                          9.92%          11.03%          4.21%
Ratios to average net assets:
     Net investment income             5.96%           6.04%          6.02%
     Total expenses+                   1.43%           1.33%          1.26%
     Net expenses                      1.36%           1.26%          1.23%
Portfolio turnover                    3,461%          2,961%           153%
Net assets, ending
(in thousands)                       $41,607         $39,302        $44,431
Number of shares outstanding,
     ending (in thousands)             2,423           2,285          2,698

Calvert Income Fund


                                     Years Ended September 30,
Class A Shares                          1995              1994
Net asset value, beginning            $15.68            $18.41
Income from investment operations
     Net investment income              1.11              1.16
     Net realized and unrealized
     gain (loss)                        1.14            (2.42)
     Total from investment operations               2.25(1.26)
Distributions from
     Net investment income            (1.11)            (1.16)
     Net realized gain                     -             (.31)
     Total distributions              (1.11)            (1.47)
Total increase (decrease) in
     net asset value                    1.14            (2.73)
Net asset value, ending               $16.82            $15.68

Total return*                         14.90%           (6.94%)
Ratios to average net assets:
     Net investment income             6.89%             6.86%
     Total expenses +                  1.26%               N/A
     Net expenses                      1.23%             1.07%
Portfolio turnover                      135%               34%
Net assets, ending (in thousands)    $42,637           $45,936
Number of shares outstanding,
     ending (in thousands)             2,535             2,929

Calvert Income Fund

                                                 Periods Ended
                                         Oct. 29,     Sept. 30,
Class C Shares                               1996         1996
Net asset value, beginning                 $16.19       $16.56
Income from investment operations
     Net investment income                    .01          .74
     Net realized and unrealized gain (loss)  .31        (.42)
     Total from investment operations         .32          .32
Distributions from
     Net investment income                  (.04)        (.66)
     In excess of net realized gain             -        (.03)
     Total distributions                    (.04)        (.69)
Total increase (decrease) in net
 asset value                                  .28        (.37)
Net asset value, ending                    $16.47       $16.19

Total return*                               2.01%        1.96%
Ratios to average net assets:
     Net investment income               3.65%(a)        3.96%
     Total expenses+                     3.29%(a)        3.37%
     Net expenses                        3.26%(a)        3.34%
     Expenses reimbursed                  .63%(a)            -
Portfolio turnover                             2%         153%
Net assets, ending (in thousands)          $1,064       $1,379
Number of shares outstanding,
     ending (in thousands)                     65           85

                                         Years Ended September 30,
Class C Shares                               1995            1994^
Net asset value, beginning                 $15.63           $17.35
Income from investment operations
     Net investment income                    .81              .57
     Net realized and unrealized gain (loss) 1.09           (1.67)
     Total from investment operations        1.90           (1.10)
Distributions from
     Net investment income                  (.97)            (.62)
     In excess of net realized gain             -                -
     Total distributions                    (.97)            (.62)
Total increase (decrease) in net asset value  .93           (1.72)
Net asset value, ending                    $16.56           $15.63

Total return*                              12.58%          (5.47%)
Ratios to average net assets:
     Net investment income                  4.71%         5.62%(a)
     Total expenses +                       3.37%              N/A
     Net expenses                           3.34%         2.65%(a)
     Expenses reimbursed                     .69%         7.29%(a)
Portfolio turnover                           135%              34%
Net assets, ending (in thousands)            $766             $413
Number of shares outstanding,
     ending (in thousands)                     46               26

(a)   Annualized
* Total return is not annualized and does not reflect deduction of any front-end sales charge
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^ From March 1, 1994 inception
N/A Disclosure not applicable to prior periods.

EXHIBIT A
REDUCED SALES CHARGES

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Rights of Accumulation can be applied to several accounts
Sales charge breakpoints are automatically calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group9 upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent
If you (or your group, as described above) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase, (i) Calvert Group has been notified in writing that the 403(b) or 401(k) plan has at least 200 eligible employees and is not sponsored by a K-12 school district, or (ii) the cost or current value of shares a 401(k) plan has in Calvert Group Funds (except money market funds) is at least $1 million.

Neither the Fund, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

4 A "qualified group" is one which:
         1. has been in existence for more than six months, and
         2. has a purpose other than acquiring shares at a discount, and
         3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.
A qualified group must have more than 10 members, must be available for group meetings between representatives of CDI or brokers distributing shares, and must agree to include sales and other materials relating to the Funds in its publications or mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

Other Circumstances
There is no sales charge on shares of any Fund of the Calvert Group of Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Group of Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Group of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor; (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Group Funds
You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge.

Purchases made at NAV
If you make a purchase at NAV, you may exchange that amount to another Calvert Group Fund at no additional sales charge.

Reinstatement Privilege
If you redeem shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.

EXHIBIT B
SERVICE FEES AND ARRANGEMENTS WITH DEALERS

CDI, the Fund's underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price, when you purchase shares of the Fund. CDI also pays dealers an ongoing service fee while you own shares of the Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment.

Maximum Commission/Service Fees

Income
3.00%/0.25%

Occasionally, CDI may reallow to dealers the full front-end sales charge. CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CAMCO, CDI, or their affiliates may pay certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. Payments may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fees. CDI pays dealers a finder's fee on shares purchased at NAV in accounts with $1 million or more. The finder's fee is 1% of the NAV purchase amount on the first $2 million, .80% on $2 to $3 million, .50% on $3 to $50 million, .25% on $50 to $100 million, and .15 over $1 million. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:
800-368-2748

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Group Web-Site Address:
http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker, or the Fund at:

Calvert Group
4550 Montgomery Ave, Suite 1000N
Bethesda, Md. 20814

Telephone: 1-800-368-2745

Calvert Group Web-Site
Address: http://www.calvertgroup.com

You can review the Fund's reports and SAI at the public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009, Telephone: 1-800-SEC-0330.

Free from the Commission's Internet website at http://w_Hlt440868206w_Hlt440868206w.sec.gov.

Investment Company Act File No.: 811-3416